SHAREOWNERS' EQUITY	12 Months Ended
Dec. 31, 2011
SHAREOWNERS' EQUITY
SHAREOWNERS' EQUITY

12. SHAREOWNERS' EQUITY

        As of December 31, 2011, approximately $741.8 million of consolidated shareowners' equity, excluding net unrealized gains on investments, represented net assets of the Company's insurance subsidiaries that cannot be transferred to Protective Life Corporation. In addition, the Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2012 is estimated to be $307.2 million.

        Activity in the Company's issued and outstanding common stock is summarized as follows:

	Issued Shares	Treasury Shares	Outstanding Shares
Balance, December 31, 2008	73,251,960	3,346,153	69,905,807
Shares issued	15,525,000	—	15,525,000
(Reissuance of)/deposits to treasury stock	—	(149,996)	149,996

Balance, December 31, 2009	88,776,960	3,196,157	85,580,803
(Reissuance of)/deposits to treasury stock	—	(87,174)	87,174

Balance, December 31, 2010	88,776,960	3,108,983	85,667,977
(Reissuance of)/deposits to treasury stock	—	3,998,782	(3,998,782)

Balance, December 31, 2011	88,776,960	7,107,765	81,669,195

        Shareowners have authorized 4,000,000 shares of Preferred Stock, $1.00 par value. Other terms, including preferences, voting, and conversion rights, may be established by the Board of Directors. None of these shares have been issued as of December 31, 2011.